                                                                   Exhibit 99.37

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                               ABS NEW TRANSACTION

                             COMPUTATIONAL MATERIALS

                          $1,062,281,000 (APPROXIMATE)
                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-AR1

                       MERRILL LYNCH MORTGAGE LENDING INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         ARGENT MORTGAGE COMPANY, L.L.C.
                                   ORIGINATOR

                           WILSHIRE CREDIT CORPORATION
                                    SERVICER

                     [DEUTSCHE BANK NATIONAL TRUST COMPANY]
                                    TRUSTEE

                              SEPTEMBER [20], 2005

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

(MERRILL LYNCH LOGO)                     COMPUTATIONAL MATERIALS FOR
                                         MERRILL LYNCH MORTGAGE INVESTORS, INC.,
                                         SERIES 2005-AR1

                                IMPORTANT NOTICES

This document and the information contained herein (the "Computational Materials") are confidential and may not be used by or disclosed to any person other than the person to whom they were originally delivered and such person's legal, tax, financial and/or accounting advisors. If you have received these Computational Materials in error, please notify the sending party immediately by telephone and return the original to such party by mail. Notwithstanding the foregoing, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials may disclose to any and all persons, without limitation of any kind, the federal income tax treatment and tax structure of the securities described herein, any fact relevant to understanding the federal tax treatment or tax structure of the issuer or the securities, and all materials of any kind relating to such federal tax treatment and structure, other than the identity of the issuer and information that would permit the identification of the issuer.

These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. The Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in these Computational Materials has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities has not been filed with the Securities and Exchange Commission. These Computational Materials shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in these Computational Materials in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in these Computational Materials for definitive information on any matter discussed herein. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

----------
Recipients must read the information contained in the Important Notices section following the cover page of these Computational Materials. Do not use or rely on the information contained in these Computational Materials if you have not received or reviewed the Important Notices section. If you have not received the Important Notices section, call your Merrill Lynch account executive for another copy. The information set forth in these Computational Materials supersedes any previously distributed information relating to the securities described herein and will be superseded by the information set forth in the final prospectus supplement.

COLLATERAL ANALYSIS

                                  Percent
                        Wtd Avg     of                       Wtd    Wtd    Wtd                    %      %              %
          FICO          Current   Current  Wtd Avg           Avg    Avg    Avg                  Owner   Full  % Ltd  Stated  % Int
FICO Low  High   LTV    Balance   Balance    GWAC    % MI   FICO    DTI    LTV   % SFD  % PUD    Occ    Doc    Doc     Doc    Only
--------  ----  ----  ----------  -------  -------  -----  ------  -----  -----  -----  -----  ------  -----  -----  ------  -----
500       524   > 65% 173,729.08    1.72   7.58428  65.18  515.33  40.54  87.64  86.75   5.47  100.00  90.86   9.14    0.00   0.00
525       549   > 65% 178,768.72   12.71   7.52584  69.42  553.00  40.20  88.15  78.18   9.92   97.55  80.82  10.50    8.68   0.00
550       574   > 65% 184,634.79    8.43   7.40862  65.60  586.89  40.34  89.70  77.73   6.04   94.38  67.14   9.49   23.36   0.00
575       599   > 70% 194,705.03   12.39   7.39184  65.70  609.09  39.60  91.47  73.02  10.12   91.43  56.88  11.57   31.55   0.00
600       624   > 70% 216,120.62   21.55   7.24129  46.48  628.64  39.30  87.15  71.96  11.54   91.07  48.58  10.13   41.29  58.84
625       649   > 70% 222,852.93   15.80   7.07704  42.85  648.66  39.97  86.50  72.79   9.54   94.50  50.34   8.14   41.53  71.22
650       674   > 80% 229,728.38    4.64   7.19148  69.94  668.26  39.55  91.39  72.85   9.55   87.64  51.46  10.07   38.47  51.45
675       699   > 80% 229,867.01    3.59   7.02072  60.83  687.80  38.26  91.20  61.45  11.39   85.50  42.41  11.13   46.46  52.51
700       724   > 80% 237,938.33    2.00   6.80947  66.80  710.85  39.40  90.37  63.71   2.51   87.51  54.92   7.93   37.15  63.63
725       749   > 85% 230,266.17    0.44   7.19336  64.60  736.33  38.18  93.33  51.20  19.97   98.24  53.11   9.81   37.08  85.89
750       774   > 85% 214,203.24    0.29   7.23130  90.55  759.07  35.45  91.54  43.05  12.69   70.18  35.43  12.69   51.88  73.75
775       799   > 85% 248,948.81    0.04   7.87370  74.81  778.27  32.00  91.26  25.19   0.00   25.19  74.81   0.00   25.19  25.19
800 max         > 85%

                                  Percent
                        Wtd Avg     of                       Wtd    Wtd    Wtd                     %      %               %
           LTV          Current   Current  Wtd Avg           Avg    Avg    Avg                   Owner   Full   % Ltd  Stated  % Int
LTV Low   High   DTI    Balance   Balance    GWAC    % MI   FICO    DTI    LTV    % SFD  % PUD    Occ    Doc     Doc     Doc    Only
--------  ----  ----  ----------  -------  -------  -----  ------  -----  -----  ------  -----  ------  ------  -----  ------  -----
60%        64%  > 50%
65%        69%  > 50%
70%        74%  > 50%
75%        79%  > 50%
80%        84%  > 50%
85%        89%  > 50% 176,474.28    0.03    6.880   32.43    658   57.73  87.63  100.00   0.00   32.43  100.00   0.00    0.00   0.00
90%        94%  > 50%
95%        99%  > 50% 180,797.03    0.03    8.249   51.00    600   52.53  95.00  100.00   0.00  100.00   51.00   0.00   49.00   0.00
100% max        > 50%

                                  Percent
                        Wtd Avg      of                      Wtd    Wtd    Wtd                    %      %              %
         DTI            Current   Current  Wtd Avg           Avg    Avg    Avg                  Owner   Full  % Ltd  Stated  % Int
DTI Low  High   FICO    Balance   Balance    GWAC    % MI   FICO    DTI    LTV   % SFD  % PUD    Occ    Doc    Doc     Doc    Only
-------  ----  -----  ----------  -------  -------  -----  ------  -----  -----  -----  -----  ------  -----  -----  ------  -----
20%       24%  < 525  176,349.09    3.31   7.25781  50.39  637.49  22.21   86.6  73.69   4.99   85.92  52.91  16.95   30.13  43.29
25%       29%  < 550  170,005.89    5.34   7.22607  49.08  639.34  27.17  86.37  67.17  11.78   86.82  63.03   8.49   28.48  41.82
30%       34%  < 575  199,469.81    9.29   7.06244  48.41   648.2  32.26  86.49  76.76  11.95   93.11  52.46  10.92   36.62  55.74
35%       39%  < 600  221,152.03   12.75   7.04266  39.43   654.9  37.26  85.92  68.19   13.9   95.32  46.48   6.64   46.88  64.84
40%       44%  < 625  232,620.77   13.60   6.97929  34.74  668.06  42.04   84.4  71.12  10.56   97.01  45.89   6.92   47.19  76.47
45%       49%  < 650  262,785.80    9.15    6.9664  29.86  683.67  46.87  84.14  69.79   8.66   95.87  37.52   5.47   57.01  80.43
50%       54%  < 675  270,161.59    0.90   6.72877  30.09  707.58     50  82.74  61.49   13.9   97.26  47.17  13.92   38.91  81.03
55% max        < 700

LIMITED AND STATED DOC

                         Wtd Avg         Percent of    Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance    GWAC    % MI    FICO     DTI      LTV     % SFD  % PUD
--------  ---------  ---------------  ---------------  -------  -----  -------  -------  -------  ------  -----
500          524        249,525.05          0.16        7.349   43.33   512.79   41.03    89.57   100.00   0.00
525          549        235,382.92          0.64        7.377   62.39   538.59   35.77    87.63    87.00   5.70
550          574        212,341.46          1.80        7.692   67.42   562.34   39.85    87.76    74.95  10.21
575          599        210,241.67          2.77        7.649   64.35   587.38   39.44    89.06    68.86   4.80
600          624        234,254.63          8.75        7.627   41.96   614.22   40.05    89.53    73.13   8.28
625          649        223,305.42         12.23        7.472   30.29   636.02   39.40    85.64    72.26   9.42
650          674        226,933.30          8.05        7.325   22.18   660.31   40.15    84.90    65.77  11.05
675          699        251,833.51          5.48        7.077   22.62   686.12   39.88    85.06    67.32  13.49
700          724        246,301.50          2.87        6.909   15.69   710.21   39.33    82.33    68.17   8.82
725          749        267,713.81          1.88        6.932    5.98   735.79   39.71    81.29    71.38  17.20
750          774        276,006.98          0.87        7.044   23.66   760.12   38.89    82.10    60.47  12.04
775          799        242,991.01          0.20        6.747       0   785.56   36.12    80.86   100.00   0.00
800 max                 293,577.40          0.13        6.790    9.47    803.3   43.56    75.74    90.53   0.00

FICO Low  FICO High  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------  ---------  -----------  ----------  ---------  ------------  ----------  -----  -----  -----
500          524        100.00         0        100.00        0.00         0.00    46.97   0.00  19.47
525          549        100.00         0         98.44        1.56         0.00    37.16   6.16   5.33
550          574         93.87         0         39.28       60.72         0.00    24.47  15.72  20.68
575          599         92.18         0         28.89       71.11         0.00    28.69  16.88  16.43
600          624         90.84         0         23.78       76.22        25.53    30.46  13.97  14.90
625          649         90.18         0         19.19       80.81        66.05    38.00   8.03  12.99
650          674         92.81         0         15.94       84.06        76.68    42.20   6.07   8.62
675          699         91.53         0         10.90       89.10        78.84    42.69  10.55  10.98
700          724         94.53         0         11.53       88.47        89.25    47.41  11.67   8.56
725          749         99.31         0         10.31       89.69        98.28    56.60   6.86   9.34
750          774         93.82         0         10.20       89.80        98.64    46.81   2.63   8.62
775          799        100.00         0          0.00      100.00       100.00    60.74  12.25   8.90
800 max                 100.00         0          0.00      100.00       100.00    48.78  23.98   0.00

IO LOANS

                         Wtd Avg         Percent of    Wtd Avg         Wtd Avg  Wtd Avg  Wtd Avg
FICO Low  FICO High  Current Balance  Current Balance    GWAC    % MI    FICO     DTI      LTV     % SFD
--------  ---------  ---------------  ---------------  -------  -----  -------  -------  -------  ------
500          524
525          549
550          574
575          599
600          624        259,160.06          4.07        7.004   33.74   622.02   40.48    82.96    83.44
625          649        250,126.91         15.78        7.010   33.90   636.72   39.62    82.43    76.58
650          674        251,494.73         11.44        6.957   28.79   660.28   40.75    82.63    71.00
675          699        262,367.02          6.87        6.752   25.83   686.34   40.29    82.65    69.37
700          724        254,465.70          3.86        6.697   25.05   710.23   39.87    82.35    69.09
725          749        275,592.64          2.74        6.692   12.54    736.4   38.76    81.20    70.05
750          774        270,443.79          1.22        6.808   20.06   760.65   37.09    81.33    56.14
775          799        222,187.35          0.34        6.388   10.41   784.41   34.64    80.90    87.07
800 max                 293,577.40          0.13        6.790    9.47    803.3   43.56    75.74    90.53

FICO Low  FICO High  % PUD  % Owner Occ  % Full Doc  % Ltd Doc  % Stated Doc  % Int Only   % CA   % NY   % FL
--------  ---------  -----  -----------  ----------  ---------  ------------  ----------  -----  -----  -----
500          524
525          549
550          574
575          599
600          624      7.55     100.00       45.10      12.34        42.56       100.00    49.85   4.24   9.53
625          649     11.91      99.79       48.79       8.75        42.46       100.00    48.22   5.22  10.35
650          674     13.58      99.01       46.05       8.42        45.54       100.00    44.94   4.03  12.39
675          699     13.00      98.32       37.11       6.60        56.28       100.00    48.44   7.03  10.22
700          724      9.30      97.97       33.67       6.11        60.22       100.00    45.76  11.03  11.85
725          749     17.14      99.52       32.30       6.35        61.35       100.00    52.26   5.71  11.73
750          774     11.68      95.09       29.53       7.29        63.18       100.00    46.61   1.88  14.16
775          799      2.32     100.00       42.10       0.00        57.90       100.00    44.04   7.10  15.77
800 max               0.00     100.00        0.00       0.00       100.00       100.00    48.78  23.98   0.00